U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 11, 2006



                           REVELSTOKE INDUSTRIES, INC.
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              ____________________________________________________
              (State or other Jurisdiction as Specified in Charter



         0-32593                                         98-0441019
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                                14977 21st Avenue
                    Surrey, British Columbia, Canada, V4A 8G3
                    _________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 6, 2006, the Board of Directors of Revelstoke Industries, Inc. a Nevada corporation (the "Company"), approved termination of the services of MacKay LLP ("MacKay") as principal independent accountant for the Company. Termination of the services of MacKay was a result of communication between the Company and MacKay regarding a mutual decision that it would be in the best interests of the Company to effect a change in auditors in order to address the needs of a small business development company. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of MacKay, there were no disagreements with MacKay which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MacKay, would have caused MacKay to make reference to the subject matter of the disagreements in connection with its reports. The report of MacKay for fiscal years ended May 31, 2005 and 2004 indicated the following:

     "The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, and has no permanently established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations. These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     Except as described in the immediately preceding paragraph, the report of MacKay did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     On August 11, 2006, the Board of Directors of the Company approved and authorized the engagement of the services of Dale Matheson Car-Hilton LaBonte, Chartered Accountants ("DMCL"). DMCL's address is 1500-1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1.

     The Company did not previously contact DMCL prior to its engagement regarding application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and nether written nor oral advice was sought by the Company from DMCL prior to its engagement regarding an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    16 Letter on Change in Certifying Accountant from MacKay LLP dated August 14, 2006.


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                                   SIGNATURES


     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            REVELSTOKE INDUSTRIES, INC.

Date: August 15, 2006                       By: /s/ MARCUS JOHNSON
                                                _____________________________
                                                Marcus Johnson, President and
                                                Chief Executive Officer